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                                                                    EXHIBIT 23.3

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To:  MCK Communications, Inc.

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated June 20, 1997, on our audits of the financial statements of MCK Communications, Inc., as of April 30, 1997.




                                                /s/ PricewaterhouseCoopers LLP
                                                ------------------------------
                                                PricewaterhouseCoopers LLP



Calgary, Alberta

Date: February 1, 2000